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                     CLASS A, CLASS B AND CLASS C SHARES OF

                           AIM DEVELOPING MARKETS FUND

                       Supplement dated November 22, 2002
                     to the Prospectus dated March 1, 2002,
as supplemented March 5, 2002, June 7, 2002, July 1, 2002 and September 30, 2002


Effective November 22, 2002, the following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT -- PORTFOLIO MANAGERS" on page 5 of the Prospectus:

         "The advisors use a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

         o Mike Kerley, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1985.

         o Christine Rowley, Portfolio Manager, who has been responsible for the fund since 1991 and has been associated with the advisor and/or its affiliates since 1991.

         They are assisted by the Developing Markets Team. More information on the fund's management team may be found on our website
         (http://www.aimfunds.com)."